CASE NAME: In re Entergy New Orleans, Inc.
CASE NUMBER: 05-17697

COMPARATIVE BALANCE SHEET

ASSETS
(Unaudited)(in thousands)(assets at book value)
(prepared for bankruptcy case under U.S. Trustee guidelines)
	Sept. 23, 2005	Sept. 30, 2005	Oct. 31, 2005	Nov. 30, 2005	Dec. 31, 2005

CURRENT ASSETS
Cash and cash equivalents:
Cash	$15,555	$46,686	$32,789	$62,743	$47,981
Temporary cash investments - at cost,
which approximates market	-	-	-	-	-
Total cash and cash equivalents	15,555	46,686	32,789	62,743	47,981
Accounts receivable:
Customer	69,971	74,165	108,501	86,835	90,996
Allowance for doubtful accounts	(3,721)	(3,721)	(18,621)	(18,621)	(25,422)
Associated companies	4,305	6,864	14,651	28,841	17,895
Other	7,683	7,683	2,823	6,440	6,530
Accrued unbilled revenues	48,626	48,626	13,152	13,413	23,698
Total accounts receivable	126,864	133,617	120,506	116,908	113,697
Deferred fuel costs	41,257	41,257	25,503	26,805	30,593
Fuel inventory - at average cost	6,496	6,997	7,966	8,003	8,048
Materials and supplies - at average cost	9,322	9,322	9,790	10,409	8,961
Prepayments and other	20,752	21,249	35,259	73,215	8,779
TOTAL	220,246	259,128	231,813	298,083	218,059

OTHER PROPERTY AND INVESTMENTS
Investment in affiliates - at equity	3,259	3,259	3,259	3,259	3,259
Non-utility property at cost (less accumulated depreciation)	1,107	1,107	1,107	1,107	1,107
TOTAL	4,366	4,366	4,366	4,366	4,366

UTILITY PLANT
Electric	696,538	696,538	689,214	689,761	691,045
Natural gas	195,779	195,779	188,952	188,926	189,207
Construction work in progress	207,754	207,754	205,134	205,552	202,353
TOTAL UTILITY PLANT	1,100,071	1,100,071	1,083,300	1,084,239	1,082,605
Less - accumulated depreciation and amortization	433,711	434,471	424,544	427,135	428,053
UTILITY PLANT - NET	666,360	665,600	658,756	657,104	654,552

DEFERRED DEBITS AND OTHER ASSETS
Regulatory assets:
Other regulatory assets	120,692	120,692	135,354	134,158	166,133
Long term receivables	1,812	1,812	1,812	1,812	1,812
Other	20,621	20,621	20,892	21,094	22,322
TOTAL	143,125	143,125	158,058	157,064	190,267

TOTAL ASSETS	$1,034,097	$1,072,219	$1,052,993	$1,116,617	$1,067,244

CASE NAME: In re Entergy New Orleans, Inc.
CASE NUMBER: 05-17697

COMPARATIVE BALANCE SHEET
LIABILITIES AND SHAREHOLDERS' EQUITY
(Unaudited)(in thousands)
(prepared for bankruptcy case under U.S. Trustee guidelines)
	Sept. 23, 2005	Sept. 30, 2005	Oct. 31, 2005	Nov. 30, 2005	Dec. 31, 2005
POST-PETITION LIABILITIES
Taxes payable (Form 2-E, pg. 1 of 3)	$ -	$ 471	$ 4,238	$ 5,656	$ 6,186
Accounts payable (Form 2-E, pg. 1 of 3)	-	6,363	41,594	36,089	44,762
DIP credit facility	-	60,000	60,000	100,000	90,000
TOTAL	-	66,834	105,832	141,745	140,948
CURRENT LIABILITIES
Currently maturing long-term debt	$ -	$ -	$ -	$ -	$ -
Notes payable	15,000	15,000	15,000	15,000	15,000
Accounts payable:
Associated companies	72,120	66,954	52,287	48,767	58,915
Other	306,795	284,144	263,147	259,174	252,557
Customer deposits	18,379	18,379	18,200	17,609	16,930
Taxes accrued	-	-	-	-	-
Accumulated deferred income taxes	14,128	14,128	8,049	8,318	1,898
Interest accrued	2,560	2,560	3,733	4,868	2,668
Energy Efficiency Program provision	6,871	6,871	6,904	6,938	-
Other	1,889	1,418	115	2,277	2,018
TOTAL	437,742	409,454	367,435	362,951	349,986

NON-CURRENT LIABILITIES
Accumulated deferred income taxes and taxes accrued	77,699	77,699	85,306	115,132	68,617
Accumulated deferred investment tax credits	3,676	3,676	3,641	3,605	3,570
SFAS 109 regulatory liability - net	45,128	45,128	45,128	50,345	52,229
Other regulatory liabilities	12,253	12,253	14,915	8,749	591
Accumulated provisions	7,856	7,856	7,890	7,930	7,889
Pension liability	26,151	26,151	26,681	28,111	35,694
Long-term debt	229,855	229,855	229,856	229,858	229,859
Other	4,326	4,326	4,965	3,783	8,151
TOTAL	406,944	406,944	418,382	447,513	406,600

TOTAL LIABILITIES	844,686	883,232	891,649	952,209	897,534

Commitments and Contingencies

SHAREHOLDERS' EQUITY
Preferred stock without sinking fund	19,780	19,780	19,780	19,780	19,780
Common stock, $4 par value, authorized 10,000,000
shares; issued and outstanding 8,435,900 shares in 2005
and 2004	33,744	33,744	33,744	33,744	33,744
Paid-in capital	36,294	36,294	36,294	36,294	36,294
Retained earnings - pre-petition	99,593	99,593	99,593	99,593	99,593
Retained earnings - post-petition	-	(424)	(28,067)	(25,003)	(19,701)
TOTAL	189,411	188,987	161,344	164,408	169,710

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,034,097	$1,072,219	$1,052,993	$1,116,617	$1,067,244

CASE NAME: In re Entergy New Orleans, Inc.
CASE NUMBER: 05-17697
STATEMENT OF OPERATIONS
(Unaudited)(in thousands)
(prepared for bankruptcy case under U.S. Trustee guidelines)
	Sept. 23-30,	October	November	December
	2005	2005	2005	2005

OPERATING REVENUES
Domestic electric	$6,029	$10,064	$28,371	$37,787
Natural gas	724	7,718	6,597	12,002
TOTAL	6,753	17,782	34,968	49,789

OPERATING EXPENSES
Operation and Maintenance:
Fuel, fuel-related expenses, and
gas purchased for resale	378	19,111	924	6,930
Purchased power	4,547	29,009	18,658	23,211
Other operation and maintenance	1,335	4,313	4,071	9,653
Taxes other than income taxes	471	2,428	4,252	1,989
Depreciation and amortization	760	2,751	2,746	2,699
Other regulatory charges (credits) - net	19	408	360	360
TOTAL	7,510	58,020	31,011	44,842

OPERATING INCOME	(757)	(40,238)	3,957	4,947

OTHER INCOME
Allowance for equity funds used during construction	25	92	1,070	1,252
Interest and dividend income	69	173	231	235
Miscellaneous - net	(11)	(3,289)	(100)	(136)
TOTAL	83	(3,024)	1,201	1,351

INTEREST AND OTHER CHARGES
Interest on long-term debt	287	1,078	1,078	(2,244)
Other interest - net	80	547	619	690
Allowance for borrowed funds used during construction	(19)	(76)	(875)	(1,024)
TOTAL	348	1,549	822	(2,578)

INCOME (LOSS) BEFORE INCOME TAXES	(1,022)	(44,811)	4,336	8,876

Income taxes	(598)	(17,168)	1,273	3,574

NET INCOME (LOSS)	(424)	(27,643)	3,063	5,302

Preferred dividend requirements and other	-	-	-	-

INCOME (LOSS) APPLICABLE TO
COMMON STOCK	($424)	($27,643)	$3,063	$5,302

CASE NAME: In re Entergy New Orleans, Inc. CASE NUMBER: 05-17697

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period December 1 to December 31, 2005

CASH RECONCILIATION

1. Beginning Cash Balance (Ending Cash Balance
    from last month's report                                                                                                                                                         $ 62,743,208.50

2. Cash Receipts (total Cash Receipts from page 2
    of all FORM 2-Ds)                                                                                                             $ 48,761,031.70

3. Cash Disbursements (total Cash Disbursements
    from page 3 of all FORM 2-Ds)                                                                                         $ (63,253,505.50)

4. Net Cash Flow                                                                                                                                                                     $ (14,492,473.80)

5. Ending Cash Balance (to FORM 2-B)                                                                                                                                    $ 47,980,734.79

CASH SUMMARY - ENDING BALANCE

1. ENOI-General Fund-DIP                     $ 25,467,910.29                                         Hibernia National Bank

2. ENOI-RPC                                          $ 15,057,050.00                                         Hibernia National Bank

3. ENOI-Deposit Refund*                        $ 0.00                                                         Hibernia National Bank

4. ENOI-APS                                          $ 205,675.74                                              Hibernia National Bank

5. ENOI-SERI Refund*                           $ 0.00                                                         Hibernia National Bank

6. ENOI-Deposit Refund*                        $ 0.00                                                         JPMorgan Chase/Bank One

7. ENOI-EDI                                           $ 7,044,980.17                                           JPMorgan Chase/Bank One

8. ENOI-Investment Acct                         $ 100,273.59                                             Dryades

9. ENOI-CD*                                          $ 100,000.00                                             Liberty Bank

10. NOPSI-Orig Name*                          $ 910.00                                                    Hibernia National Bank

11. Working Fund*                                  $ 3,935.00                                                 N/A

TOTAL                                                   $ 47,980,734.79

* - (no cash activity during reporting period)

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ADJUSTED CASH DISBURSEMENTS

Cash disbursements on Line 3 above less inter-account transfers & UST fees paid $ 63,253,505.50